SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         N/A

                              Heilig-Meyers Company
             (Exact name of registrant as specified in its charter)

           Virginia                                            1-8484                     54-0558861
(State or other jurisdiction of incorporation)                (Commission               (IRS Employer
                                                              file number)              Identification No.)


      12560 West Creek Parkway, Richmond, Virginia                     23238
         (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code             (804) 784-7300
                                                   -----------------------------


                                      N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On September 10, 1999, Heilig-Meyers Company (the "Company") issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that the Company was exiting certain furniture stores located in the Chicago, Illinois and Milwaukee, Wisconsin markets.

         On September 22, 1999, the Company issued a press release, which is attached hereto as Exhibit 99.2 and incorporated herein by reference, reporting results for the second quarter ended August 31, 1999.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following exhibits are filed as a part of this report:

         Exhibit 99.1 - Press Release dated September 10, 1999.

         Exhibit 99.2 - Press Release dated September 22, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          HEILIG-MEYERS COMPANY


Date:    September 24, 1999               By:  /s/ Roy B. Goodman
                                              ------------------------------
                                                   Roy B. Goodman
                                                   Executive Vice President,
                                                   Chief Financial Officer

                                  Exhibit Index

Exhibit
No.               Description
-------           -----------
99.1     Press Release dated September 10, 1999

99.2     Press Release dated September 22, 1999